UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2004

AUTHORISZOR INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27869	75-2661571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WRDC Ltd, First Floor, Ebor Court, Westgate, Leeds		LS1 4ND
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 113 245 4788

(Former name or former address, if changed since last report)

Item 4.                                                           Change in Registrant’s Certifying Accountant

The Company’s former auditors, Grant Thornton have furnished the Company a letter addressed to the Commission stating that it agrees with statements made by the Company regarding Grant Thornton under Item 4 of the Company’s Form 8-K filing dated May 16, 2004.  A copy of this letter is filed as an exhibit to this Form 8-K/A.

Item 5.  Other Events and Regulation FD Disclosure

None.

Item 7.  Financial Statements and Exhibits.

16.1 Letter from Grant Thornton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHORISZOR INC.

Date: May 27, 2004	By:	/s/ Garcia Hanson
Garcia Hanson
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from Grant Thornton